Exhibit 23(iii)




              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




               As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 19, 1996 included in the NUI Corporation Annual Report on Form 10-K for the fiscal year ended September 30, 1996 and to all references to our Firm included in this Registration Statement.



                                        ARTHUR ANDERSEN LLP


     New York, New York
     August 15, 1997